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                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

                         SUPPLEMENT DATED JUNE 18, 2007
                                       TO
                         PROSPECTUSES DATED MAY 1, 2007

This Supplement applies to prospectuses dated May 1, 2007 for certain VENTURE(R), VENTURE VANTAGE(R), VENTURE III(R) and VENTURE VISION(R) variable annuity contracts issued by John Hancock Life Insurance Company (U.S.A.) ("JH USA," "we," "us," "our"). We refer to these prospectuses as the "Product Prospectuses" in this Supplement.

AVAILABILITY OF PRINCIPAL PLUS FOR LIFE PLUS SPOUSAL PROTECTION OPTIONAL BENEFIT RIDER

In those states where the JH USA Income Plus for Life -- Joint Life optional benefit Rider has not been approved, JH USA extends the availability of its Principal Plus for Life Plus Spousal Protection optional benefit Rider. This extension of availability may be terminated by us at any time and usually will be within a reasonable time following the availability of Income Plus for Life -- Joint Life Rider following state approval. The Rider is not offered by John Hancock Life Insurance Company of New York and is not available in New York.

Principal Plus for Life Plus Spousal Protection is a guaranteed minimum withdrawal benefit Rider. The Product Prospectuses describe this Rider as well as our other guaranteed minimum withdrawal benefit Riders:
     -   Income Plus for Life,
     -   Income Plus for Life -- Joint Life,
     -   Principal Plus for Life, and
     -   Principal Plus for Life Plus Automatic Annual Step-up.

You may elect to purchase only one guaranteed minimum withdrawal benefit Rider at the time you purchase a Contract. You will be subject to an additional charge for any guaranteed minimum withdrawal benefit Rider you elect, as shown in the Fee Tables section of the Product Prospectuses. The availability of the Riders may vary by state.

To purchase an optional Principal Plus for Life Plus Spousal Protection Rider:
     - the optional Income Plus for Life -- Joint Life Rider must not be available in your state;
     -   the older of you and your spouse must not be age 81 or older; and
     - both you and your spouse must be at least 65 or, if not, you must have birthdates less than 6 years apart from each other.

For additional information on this Rider, please see:
     -   Appendix A to the Product Prospectuses for VENTURE VISION(R) Contracts;
         or
     - Appendix B to the Product Prospectuses for VENTURE(R), VENTURE VANTAGE(R) and VENTURE III(R) Contracts.

Except as described above, the "Change of Riders" section in the Product Prospectuses remains the same.

We provide no assurance that you will be able to exchange the Principal Plus for Life Rider, Principal Plus for Life Plus Automatic Annual Step-up Rider, or Principal Plus for Life Plus Spousal Protection Rider for an Income Plus for Life or Income Plus for Life --Joint Life Rider in any state. You should purchase a Contract with a Principal Plus for Life Rider, a Principal Plus for Life Plus Automatic Annual Step-up Rider or Principal Plus for Life Plus Spousal Protection Rider only if that Rider is appropriate for your needs and financial circumstances.

This Rider cannot be revoked once elected.



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JH USA offers the Principal Plus for Life Plus Spousal Protection optional benefit Rider outside the state of New York only, and only where approved by local state insurance regulatory agencies.


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You should read this Supplement together with the prospectus for the Contract you purchase, and retain both for future reference. If you would like another copy of the prospectus, please contact our Annuities Service Office at 1-800-344-1029, or in New York state, 1-800-551-2078 to request a free copy. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the prospectus.
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130369 333-71072
       333-70728
       333-70730
       333-70850
       333-71074





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